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                                                                   EXHIBIT 10.21
                                   FORM OF

                                SECOND AMENDMENT
                                       TO
                      AGREEMENT AND PLAN OF REORGANIZATION

       This Second Amendment to Agreement and Plan of Reorganization (this "Amendment No. 2") is entered into as of July ____ 1997, by and among StaffMark, Inc., a Delaware corporation ("STAFFMARK") and
____________________________________, a ____________________ corporation
("________________________________") and ___________________________________
(the "__________________ Stockholders").

                                    RECITALS

       WHEREAS, STAFFMARK, the COMPANY (as defined in the Agreement), NEWCO (as defined in the Agreement) and the STOCKHOLDERS (as defined in the Agreement) entered into an Agreement and Plan of Reorganization dated as of June 17, 1996 (the "Agreement"); and

       WHEREAS, STAFFMARK, the COMPANY, NEWCO and the STOCKHOLDERS amended certain terms, provisions and conditions of the Agreement on June 26, 1997 by entering into the FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION (the Agreement as amended by the First Amendment to Agreement and Plan of Reorganization is hereinafter referred to as the "Amended Agreement"); and

       WHEREAS, at the Effective Time of the Merger, the corporate entities collectively comprising NEWCO were merged with and into the respective entities collectively comprising the COMPANY pursuant to and in accordance with the Amended Agreement, with the respective corporate entities collectively comprising the COMPANY being the surviving corporate entities in the Merger and becoming wholly-owned subsidiaries of STAFFMARK; and

       WHEREAS, the StaffMark Stockholders own at least fifty percent (50%) of the StaffMark Stock issued pursuant the Amended Agreement, the Merger and the transactions contemplated thereby, such that the StaffMark Stockholders in compliance with the Amended Agreement may execute and deliver this Amendment No. 2 as a binding obligation on their part and on the part of the other STOCKHOLDERS; and

       WHEREAS, the parties to this Amendment No. 2 in accordance with and pursuant to the Amended Agreement desire to amend and restate certain of the transfer restrictions applicable to the shares of StaffMark Stock, as well as certain of the registration rights provisions included in the Amended Agreement; and

       WHEREAS, the parties, being duly authorized, (including approval by the Board of Directors for the corporate parties hereto) desire to enter into this Amendment No. 2 to reflect the foregoing, and for the other purposes hereinafter set forth;
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                                   AGREEMENT

       NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Amendment No. 2, STAFFMARK, ______________________ and the
________________________ Stockholders agree as follows:

       1. Definitions in this Amendment No. 2. Capitalized terms used in this Amendment No. 2 and not otherwise defined in it shall have the meanings ascribed to such terms in the Amended Agreement (as modified by this Amendment No. 2), and the definitions of such terms in the Amended Agreement are incorporated by reference in this Amendment No. 2. The following defined terms have the meanings ascribed thereto:

              "First Release Amount" means the number of shares of STAFFMARK Stock equal to the product of: (x) ten percent (10%) times (y) the number of shares of STAFFMARK Stock issued to the STOCKHOLDERS pursuant to the Merger that are then beneficially owned by the STOCKHOLDERS as of the first day of the First Release Period."

              "First Release Date" means the first business day following the date that STAFFMARK publicly releases its revenues and earnings for the quarterly period ending on March 31, 1998."

              "Primary Registration Statement" means the first registration statement filed with the SEC pursuant to the 1933 Act by STAFFMARK which: (i) is subsequent to the Registration Statement;
              (ii) includes only shares of STAFFMARK Stock; (iii) is a "for cash" offering by StaffMark; and (iv) is underwritten on a "firm commitment" basis."

              "Second Release Amount" means the number of shares of STAFFMARK Stock equal to the product of: (x) twenty percent (20%) times (y) the share amount equal to (A) all of the shares of the STAFFMARK Stock issued to the STOCKHOLDERS who are Stockholder Affiliates pursuant to the Merger that are then beneficially owned by the STOCKHOLDERS who are Stockholder Affiliates as of the Second Release Date less (B) the aggregate number of shares of STAFFMARK Stock comprising a portion of the First Release Amount that is attributable to the STOCKHOLDERS who are Stockholder Affiliates."

              "Second Release Date" means the first business day following the date that STAFFMARK publicly releases its revenues and earnings for the quarterly period ending on September 30, 1998."

              "Stockholder Affiliate" means any stockholder of STAFFMARK as of June 10, 1997, who is either: (i) a director of STAFFMARK; (ii) an executive officer of STAFFMARK as that term is defined in Rule 3(b)(7) promulgated under the 1934




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              Act; or (iii) a ten percent (10%) stockholder of STAFFMARK as of
              June 10, 1997."

              "Stockholder Affiliate Aggregate Amount" means the number of shares of STAFFMARK common stock equal to the product of: (x) one percent (1%) times (y) the total issued and outstanding shares of STAFFMARK common stock (including shares of STAFFMARK common stock reserved for issuance pursuant to options that have been granted and which are exercisable under the STAFFMARK 1996 Stock Option Plan) as of July 9, 1997."

              "Stockholder Affiliate Amount" means the number of shares of STAFFMARK Stock equal to: (x) ten percent (10%) times (y) the total number of shares of STAFFMARK Stock owned by a Stockholder Affiliate as of July 9, 1997 (including shares of STAFFMARK Stock underlying options granted thereto and which are exercisable under the STAFFMARK 1996 Stock Option Plan)."

              "Third Release Amount" means the number of shares of STAFFMARK Stock equal to the product of: (x) forty percent (40%) times (y) the share amount equal to (A) all of the shares of STAFFMARK Stock issued to the STOCKHOLDERS who are Stockholder Affiliates pursuant to the Merger that are then beneficially owned by the STOCKHOLDERS who are Stockholder Affiliates as of the Third Release Date less the sum of (B) the aggregate number of shares of STAFFMARK Stock comprising a portion of the First Release Amount that are attributable to the STOCKHOLDERS who are Stockholder Affiliates plus (C) the Second Release Amount."

              "Third Release Date" means the first business day following the date that STAFFMARK publicly releases its revenues and earnings for the quarterly period ending on March 31, 1999."

              "Window Amount" means the number of shares of STAFFMARK Stock equal to the product of: (x) ten percent (10%) times (y) the number of shares of each STOCKHOLDER's STAFFMARK Stock issued to such STOCKHOLDER pursuant to the Merger that are beneficially owned by such STOCKHOLDER as of the first day of the Window Period, subject to the provisions of Rule 144 promulgated under the 1933 Act."

              "Window Period" means the thirty (30) day calendar period beginning on the first business day following the date that STAFFMARK files its Form 10-Q with the SEC for the quarterly period ending on September 30, 1997."

       2. Transfer Restrictions. Section 15.1 of the Amended Agreement is hereby amended in its entirety, to read as follows:





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              "(a)  Except for transfers to immediate family members who agree to be bound by the restrictions set forth in this Section 15.1 (or trusts for the benefit of the STOCKHOLDERS or family members, the trustees of which so agree or family limited partnership) (who may participate in registration rights pursuant to Article XVII, but shall not vote their shares pursuant to
Section 17.2), for a period of two (2) years from the Closing for all of the STOCKHOLDERS, other than the Stockholder Affiliates and for a period of three
(3) years from the Closing for all of the Stockholder Affiliates, except pursuant to either Section 15(b), 15(c) or Article XVII, or in the event of death of any STOCKHOLDER, none of the STOCKHOLDERS shall sell, assign, exchange, transfer, encumber, pledge, distribute, appoint, or otherwise dispose of (a) any shares of StaffMark Stock received by the STOCKHOLDERS in the Merger, or (b) grant any interest (including, without limitation, an option to buy or sell) in any such shares of StaffMark Stock, in whole or in part, and no
such attempted transfer shall be treated as effective for any purpose.   The
certificates representing StaffMark Stock delivered to the STOCKHOLDERS pursuant to the Merger who are not Stockholder Affiliates as of the date of this Amendment No. 2 shall retain the legend or legends currently included on such certificates. The certificates evidencing the StaffMark Stock that were delivered to the Stockholder Affiliates pursuant to Section 3 of the Amended Agreement will be promptly returned following the date of this Amendment No. 2 to STAFFMARK's outside counsel who will then promptly forward such certificates to the transfer agent such that new certificates bearing a legend substantially in the form set forth below and containing such other information as STAFFMARK may deem reasonably necessary or appropriate may be included on such replacement certificates, whereupon such replacement certificates shall be promptly returned by the transfer agent to such Stockholder Affiliates:

              THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED, APPOINTED OR OTHERWISE DISPOSED OF, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, ENCUMBRANCE, PLEDGE, DISTRIBUTION, APPOINTMENT OR OTHER DISPOSITION PRIOR TO [THIRD ANNIVERSARY OF CLOSING DATE]. UPON THE WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER THE DATE SPECIFIED ABOVE.

              (b) Notwithstanding the restrictions in Section 15.1(a) above, during the Window Period, each of the STOCKHOLDERS may sell their Window Amount (but are not hereby agreeing to sell, are not required to sell and/or are not committing to sell any or all of their Window Amount), subject to the following requirements:

                     (i) each STOCKHOLDER, if any, electing to make such a sale shall do so in a block trade during the Window Period with an entity that qualifies as a block trade





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positioner (as that term is defined and/or interpreted under the federal securities laws and the rules and regulations promulgated thereunder) who is experienced in block trade transactions;

                     (ii) each STOCKHOLDER, if any, electing to make such a sale shall provide STAFFMARK with written notice of his, her or its intent to sell within five (5) calendar days prior to the beginning date of the Window Period;

                     (iii) each STOCKHOLDER, if any, electing to make such a sale will be required to pay such STOCKHOLDER's portion of any and all discounts and commissions of the block trade positioner out of the proceeds of any such sale; and

                     (iv) each STOCKHOLDER, if any, shall comply with the applicable federal and state securities laws including the rules and regulations promulgated thereunder, and promptly execute and deliver all certificates and documents relating thereto, as well as any certificates and documents reasonably requested by STAFFMARK and/or the block trade positioner to effect the sales of StaffMark Stock made pursuant to this Section 15(b), if any.

Subject to compliance by the STOCKHOLDERS of the foregoing requirements of this
Section 15(b) and the federal and state securities laws including the rules and regulations promulgated thereunder, applicable to STAFFMARK, STAFFMARK covenants and agrees to provide the STOCKHOLDERS with a listing of certain entities that STAFFMARK reasonably believes may qualify as a block trade positioner and to cooperate in any ministerial capacity with the block trade positioner in connection with sales by the STOCKHOLDERS under this Section 15(b), if any.

              (c) STAFFMARK hereby covenants and agrees as follows with respect to certain shares of the StaffMark Stock held by the STOCKHOLDERS:

                     (i) on the First Release Date, STAFFMARK will release and remove the two (2) year and three (3) year transfer restrictions in Section 15.1(a), as applicable, to each and every share of StaffMark Stock that comprises the First Release Amount;

                     (ii) on the Second Release Date, STAFFMARK will release and remove the three (3) year transfer restriction in Section 15.1(a) to each and every share of StaffMark Stock that comprises the Second Release Amount; and

                     (iii) on the Third Release Date, STAFFMARK will release and remove the three (3) year transfer restriction in Section 15.1(a) to each and every share of StaffMark Stock that comprises the Third Release Amount.

In order for STAFFMARK to fulfill its covenants and agreements to remove the restrictions on transfer as described in this Section 15(c), each of the STOCKHOLDERS as to the First Release Amount and each of the Stockholder Affiliates as to the Second Release Amount and Third Release Amount, as applicable, agree to provide STAFFMARK an instruction letter in the form





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attached hereto as Schedule "A", and incorporated herein by reference, with the certificates representing shares which the STOCKHOLDERS or the Stockholder
Affiliates desire to have released from the aforesaid restrictions.   The
instruction letter may be delivered at any time after the date on which any shares of StaffMark Stock become eligible for release and removal of the foregoing transfer restrictions in accordance with the sequential release dates noted above. Upon receipt of the instruction letter and the certificates, STAFFMARK will promptly forward to its transfer agent the certificates and instruct the transfer agent to remove the restrictive legend on those number of shares that constitute each STOCKHOLDER's or Stockholder Affiliate's release amount and promptly return such shares to each STOCKHOLDER or Stockholder Affiliate, as applicable. For informational purposes StaffMark agrees to provide written notice to each of the STOCKHOLDERS or Stockholder Affiliates, as applicable, of each respective release date within twenty-four (24) hours of such release dates. Failure of StaffMark to provide the informational notice shall in no way diminish, reduce or in any way limit the STOCKHOLDERS or Stockholder Affiliates' rights to have such transfer restrictions removed as described above.

       (d) In order to facilitate an orderly distribution of any shares of StaffMark Stock for which transfer restrictions have been released and removed in accordance with Section 15.1(c), the STOCKHOLDERS agree to provide StaffMark prior written notice of any such sale at least five (5) business days prior to the date of such proposed sale. If any of the STOCKHOLDERS or Stockholder Affiliates, as applicable, desire to sell any of the shares for which transfer restrictions have been released and removed, as provided herein, then such STOCKHOLDERS or Stockholder Affiliates, as applicable, agree to cooperate with the Company to ensure as orderly a distribution process for any such sales as is reasonably practicable."

       3. Piggyback Registration Rights. Section 17.1 of the Amended Agreement is hereby amended in its entirety, to read as follows:

              "(a) Whenever STAFFMARK believes that it may file the Primary Registration Statement, STAFFMARK shall give each of the STOCKHOLDERS prompt written notice of its intent to do so. Upon the written request of any of the STOCKHOLDERS given within thirty (30) days after receipt of such notice, STAFFMARK shall cause to be included on the Primary Registration Statement all of the StaffMark Stock received pursuant to the Amended Agreement ("Registrable Securities") which any such STOCKHOLDER requests; provided, however, that STAFFMARK shall have the right in its sole discretion to reduce the number of Registrable Securities under all or any combination of the scenarios in (i)-
(iv) below, in the aggregate or as to certain STOCKHOLDERS, as follows:

                     (i) in the opinion of tax counsel to STAFFMARK or its independent accountants, jeopardize the status of the transactions contemplated by the Amended Agreement and by the Registration Statement as a tax-free reorganization;

                     (ii) if STAFFMARK is advised in writing in good faith by the managing underwriter of the Primary Registration Statement that the number of securities to be sold by persons other than STAFFMARK is greater than the number of shares which can be offered





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without adversely affecting the closing of the Primary Registration Statement public offering, STAFFMARK may reduce pro rata the number of shares offered for the accounts of such persons (based upon the number of shares held by such person) to a number deemed satisfactory by such managing underwriter; provided, however, that such reduction shall first be made by reducing the number of shares to be sold by persons other than STAFFMARK, the STOCKHOLDERS and the stockholders of the other Founding Companies (collectively, the STOCKHOLDERS and the stockholders of the other Founding Companies being referred to as the "Founding Stockholders"), and thereafter if a further reduction is required, by reducing the number of shares to be sold by the Founding Stockholders;

                     (iii) in the event the amount of Registrable Securities to be included on the Primary Registration Statement for each Stockholder Affiliate exceeds the Stockholder Affiliate Amount applicable to such Stockholder Affiliate, unless the Primary Registration Statement is declared effective by the SEC subsequent to the first day of the Window Period, in which case, this limitation shall not apply; and/or

                     (iv) in the event the aggregate amount of Registrable Securities for all of the Stockholder Affiliates to be included on the Primary Registration Statement exceeds the Stockholder Affiliate Aggregate Amount, unless the Primary Registration Statement is declared effective by the SEC subsequent to the first day of the Window Period, in which case, this limitation shall not apply.

A STOCKHOLDER may at any time prior to the effectiveness of the Primary Registration Statement withdraw Registrable Shares held by it from the public offering. The fact that any shares of StaffMark Stock have been the subject of a request for registration pursuant to Section 17.1(a), shall not prevent such shares from being the subject of a future request for registration pursuant to
Section 17.1(b), if for any reason such shares were not included in the Primary Registration Statement.

              (b) At any time following the earlier of the closing of the public offering made via the Primary Registration Statement or the withdrawal of the Primary Registration Statement by STAFFMARK for any reason, whenever STAFFMARK proposes to register any StaffMark Stock for its own or others account under the 1933 Act for a public offering, other than: (i) any registration of shares or the sale of shares to be used as consideration for acquisitions of previously acquired or subsequently acquired businesses by STAFFMARK; and (ii) any registration of shares relating solely to employee benefit plans, STAFFMARK shall give each of the STOCKHOLDERS prompt written notice of its intent to do so. Upon the written request of any of the STOCKHOLDERS given within 30 days after receipt of such notice, STAFFMARK shall cause to be included in such registration all of the StaffMark Stock received in the Merger, other than shares sold pursuant to the Primary Registration Statement, if any, (the "Other Registrable Securities") which any such STOCKHOLDER requests; provided, however, that STAFFMARK shall have the right to reduce the number of shares included in such registration to the extent that inclusion of such shares could, in the opinion of tax counsel to





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STAFFMARK or its independent accountants, jeopardize the status of the transactions contemplated hereby and by the Registration Statement as a tax-free organization.

              (c) If a STOCKHOLDER requests inclusion of any shares of the Other Registrable Securities in a registration and if the public offering is to be underwritten, STAFFMARK will request the underwriters of the offering to purchase and sell such shares of the Other Registrable Securities. If STAFFMARK is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under Section 17.1(b) that the number of shares to be sold by persons other than STAFFMARK is greater than the number of such shares which can be offered without adversely affecting the public offering, STAFFMARK may reduce pro rata the number of shares offered for the accounts of such persons (based upon the number of shares held by such person) to a number deemed satisfactory by such managing underwriter; provided, however, that, for each such offering made by STAFFMARK after the Primary Registration Statement, such reduction shall be made first by reducing the number of shares to be sold by persons other than STAFFMARK, the STOCKHOLDERS and the stockholders of the other Founding Companies and thereafter, if a further reduction is required, by reducing the number of shares to be sold by the Founding Stockholders."

       4. Registration Procedures. Section 17.3 of the Amended Agreement is amended in its entirety, to read as follows:

              "STAFFMARK will bear all expenses incurred in connection with each registration statement filed in accordance with either Section 17.1 of
17.2 and any action taken by STAFFMARK in conjunction with the offering made pursuant to such registration statement (including the expense of preparing and filing of such registration statement, furnishing of such number of copies of the prospectus included therein as may be reasonably required in connection with the offering, printing expenses, fees and expenses of independent certified public accountants (including the expense of any audit), qualification of such offering under such state securities laws as the holders of shares of StaffMark Stock shall reasonably request, and payment of the fees and expenses of counsel for STAFFMARK, but excluding underwriting commissions and discounts).

       If and whenever STAFFMARK is required to effect or cause the registration of any shares of StaffMark Stock under either Section 17.1 or 17.2, then STAFFMARK will, as expeditiously as possible:

              (a) Prepare and file with the SEC an appropriate registration statement with respect to such shares of StaffMark Stock and use its best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, STAFFMARK will furnish the STOCKHOLDERS with copies of all such documents proposed to be filed;





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              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and use its best efforts to cause such registration statement to be declared effective and as to registration statements other than the Primary Registration Statement, cause each such registration statement to remain effective for a period of at least sixty (60) days (or such shorter period during which holders shall have sold all shares which they requested to be registered) and to comply with the provisions of the 1933 Act (to the extent applicable to STAFFMARK) with respect to the disposition of all securities in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

              (c) Furnish to each STOCKHOLDER selling shares of StaffMark Stock such number of copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the 1933 Act and the regulations thereunder and such other documents, as each seller may reasonably request in order to facilitate a public sale or other disposition of the shares of StaffMark Stock;

              (d) Use its best efforts to register or qualify the shares of StaffMark Stock covered by such registration statement under the securities or blue sky laws of such states as any selling STOCKHOLDER reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of shares of StaffMark Stock owned by such STOCKHOLDER, except that STAFFMARK will not be required to qualify generally to do business as a foreign corporation in any state wherein it would not buy for the requirements of this subparagraph be obligated to be qualified, to subject itself to taxation in any such state, or to consent to general service of process in any such state;

              (e) Notify each STOCKHOLDER selling shares of StaffMark Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of this happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. At the request of any such STOCKHOLDER, STAFFMARK will prepare and furnish to each STOCKHOLDER a reasonable number of copies of a supplement or an amendment of such prospectus as may be reasonably necessary so that, as thereafter delivered, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

              (f) Cause all shares of StaffMark Stock covered by such registration statement to be listed on securities exchanges on which similar securities issued by STAFFMARK are then listed, if any;





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              (g) Provide a transfer agent and registrar for all shares of
StaffMark Stock covered by such registration statement not later than the effective date of such registration statement;

              (h) Enter into such customary agreements (including an underwriting agreement in customary form with underwriters) and take such other reasonable and customary action necessary to facilitate the disposition of the shares of StaffMark Stock being sold; and

              (i) Make available for inspection by any seller (upon the reasonable request of any such seller) of shares of StaffMark Stock covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all financial and other records, pertinent corporate documents and properties of STAFFMARK, and cause all of STAFFMARK's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement."

       5. Availability of Rule 144. Section 17.4 of the Amended Agreement is amended in its entirety, to read as follows:

              "Notwithstanding any other provision of Article XVII of the Amended Agreement (as modified by this Amendment No. 2), STAFFMARK shall not be obligated to register any shares of StaffMark Stock held by any STOCKHOLDER pursuant to this Article XVII if the StaffMark Stock received pursuant to the Merger may be sold in the public market without registration under the 1933 Act pursuant to Rule 144(k) in effect as of the date of this Amendment No. 2 and any applicable state securities laws."

       6. All Other Provisions of the Amended Agreement Unaffected. Except as expressly amended by this Amendment No. 2, each and all of the provisions of the Amended Agreement shall remain unaffected by this Amendment No. 2, and shall continue unabated and in full force and effect without any diminution, modification, amendment or restriction whatsoever.

       7. Board Approval. Each of the parties represents and warrants to the other that its execution, delivery, and performance of this Amendment No. 2 has been duly authorized (as to the corporate parties hereto by their respective Board of Directors).

       8. Counterparts. This Amendment No. 2 may be executed in any number of counterparts (including execution by facsimile), each of which will constitute an original document, and all of which, together, will constitute one and the same agreement.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]





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       IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to
Agreement and Plan of Reorganization to be executed and delivered to one another on and as of the date first written above.



                                           STAFFMARK, INC.



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                                           Terry C. Bellora
                                           Chief Financial Officer


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                                           Print Name:
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                                           Stockholder




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                                           Stockholder





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